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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                    FORM 8-K

     CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITY EXCHANGE
                                   ACT OF 1934



Date of report    December 19, 1996
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                            NPS PHARMACEUTICALS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


            0-23272                                     87-0439579
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    (Commission File Number)               (I.R.S. Employer Identification No.)


   420 Chipeta Way, Salt Lake City, Utah                        84108-1256
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(Address of Principal Executive Offices)                        (Zip Code)


     (801) 583-4939
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(Registrant's Telephone Number, Including Area Code)


     N/A
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(Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.   OTHER EVENTS.

     PRECLINICAL AND CLINICAL (PRODUCT) DEVELOPMENT PROGRAMS.

     HYPERPARATHYROIDISM PROGRAM.
     ----------------------------

     NPS Pharmaceuticals, Inc.'s (the "Company" or the "Registrant") corporate licensee (for the territory of Japan, China, Korea and Taiwan), the Pharmaceutical Division of Kirin Brewery Company, Ltd. ("Kirin"), has commenced Phase I clinical trials in Japan on R-568, the lead drug candidate for treating hyperparathyroidism ("HPT"). As a result, pursuant to the terms of the Collaboration and License Agreement between Kirin and Registrant, Registrant has earned and Kirin has paid to Registrant a $2 million milestone payment. Registrant's corporate licensee for the "rest of the world" Amgen Inc. ("Amgen"), expects to begin a Phase II clinical trial in the United States on R-568 before the end of 1996. Registrant continues to conduct research with Kirin and Amgen to discover, identify and characterize back-up and later generation compounds in the Registrant's HPT Program.

     OSTEOPOROSIS PROGRAM.
     ---------------------

     The Registrant has executed an agreement with SmithKline Beecham Corporation ("SB") to extend the Collaborative Research and License Agreement between the Registrant and SB for an additional period of one (1) year through October 1997. Under the terms of the extended agreement, the Registrant and SB will continue to work together to develop one or more novel therapeutic approaches to the treatment of osteoporosis utilizing the Registrant's calcium receptor technology. A copy of the Amendment Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference and made a part of this report on Form 8-K.

     ADOPTION OF SHAREHOLDER RIGHTS AGREEMENT

     On December 3, 1996, the Board of Directors of the Company declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $0.001 per share (the "Common Shares"). The dividend is payable to the stockholders of record on December 31, 1996 (the "Record Date"). Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $0.001 per share (the "Preferred Stock"), at a price of fifty dollars ($50.00) per one one-hundredth of a Preferred Share (the "Purchase Price"), subject to adjustment. Each one one-hundredth of a share of Preferred Stock has such designations, powers, preferences, rights, qualifications, limitations and restrictions which make its value approximately equal to the market price of a Common Share. The description and terms of the Rights are set forth in a Rights Agreement dated as of December 4, 1996 (the "Rights Agreement"), between the Company and the Company's stock transfer agent American Securities Transfer & Trust, Inc., as Rights Agent (the "Rights Agent").

     Initially, the Rights will be evidenced by the stock certificates representing the Common Shares then outstanding, and no separate Right Certificates, as defined below, will be distributed. Until the earlier to occur of (i) a public announcement that a person, entity or group of affiliated or associated persons, with certain limited exceptions for the Company's existing corporate partners (an "Acquiring Person"), has acquired beneficial ownership of twenty percent (20%) or more of the outstanding Common Shares, or (ii) ten (10) business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or entity becomes an Acquiring Person) following the commencement of, or


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announcement of an intention to make, a tender offer or exchange offer for
Common Shares of the Company the consummation of which would result in the beneficial ownership by a person or group of twenty (20%) or more of such outstanding Common Shares (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificate, with or without a copy of the Summary of Rights, which is included in the Rights Agreement as Exhibit C (the "Summary of Rights"), attached to the Common Share certificate.

     The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date, upon transfer or new issuance of Common Shares, as the case may be, will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender or transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of the Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

     The Rights are not exercisable until the Distribution Date. The Rights will expire on December 31, 2001 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed by the Company, in each case, as described below.

     The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then current market price of the Preferred Shares, or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above). The exercise of Rights for Preferred Shares is at all times subject to the availability of a sufficient number of authorized but unissued Preferred Shares.

     The number of outstanding Rights and the number of one one-hundredths of a Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidation or combinations of the Common Shares occurring, in any case, prior to the Distribution Date.

     Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to a minimum preferential quarterly dividend payment of one dollar ($1.00) but will be entitled to an aggregate dividend of one hundred (100) times the dividend declared per Common Share. In the event of liquidation, the holders of the Preferred Shares will be entitled to a minimum preferential liquidation payment of one hundred dollars ($100) per preferred share but will be entitled to an aggregate payment of one hundred (100) times the payment made per Common Share. Each Preferred Share will have one hundred (100) votes, voting together with the Common Shares. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive


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one hundred (100) times the amount of consideration received per Common
Share. These rights are protected by customary anti-dilution provisions. Because of the nature of the Preferred Shares' dividend and liquidation rights, the value of one one-hundredth of a Preferred Share should approximate the value of one (1) Common Share.

     In the event that any person becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereafter be void as a result of such person becoming an Acquiring Person), will for a sixty (60) day period have the right to receive upon exercise that number of Common Shares having a market value of two times the exercise price of the Right (or, if such number of shares is not and cannot be authorized, the Company may issue Preferred Stock, cash, debt, stock or a combination thereof in exchange for the Rights). This right will terminate sixty (60) days after the date on which the Rights become nonredeemable (as described below), unless there is an injunction or similar obstacle to exercise of the Rights, in which event this right will terminate sixty (60) days after the date on which the Rights again become exercisable.

     In the event that the Company is acquired in a merger or other business combination transaction or fifty percent (50%) or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two (2) times the exercise price of the Right.

     At any time after the acquisition by a person or group of affiliated or associated persons of beneficial ownership of twenty percent (20%) or more of the outstanding Common Shares and prior to the acquisition by such person or group of fifty percent (50%) or more of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which have become void as a result of such person becoming an Acquiring Person), in whole or in part, at an exchange ratio of one (1) Common Share, per Right (or, if the number of shares is not and cannot be authorized, the Company may issue cash, debt, stock or a combination thereof in exchange for the Rights), subject to adjustment.

     With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least one percent (1%) in such Purchase Price. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of the number of one one-hundredths of a Preferred Share issuable upon the exercise of one Right, which may, at the option of the Company, be evidenced by depositary receipts), and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

     At any time prior to the earlier of (i) the close of business on the day of the first public announcement that a person has become an Acquiring Person, or
(ii) the Final Expiration Date, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"). Following the expiration of the above periods, the Rights become nonredeemable. Immediately upon the effective date (as determined by the Board) of any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

     The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, including an amendment to lower the threshold for exercisability of the Rights from twenty percent (20%) to any percentage which is (i) greater than the largest percentage of the


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outstanding Common Shares then known to the Company to be beneficially owned by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary, or any entity holding Common Shares pursuant to the terms of any such plan), and (ii) not less than ten percent (10%), except that from and after such time as any person becomes an Acquiring Person no such amendment may adversely affect the interest of the holders of the Rights.

     Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

     The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by the Company's Board of Directors. The Rights are not expected to interfere with any merger or other business combination approved by the Board of Directors since the Rights may be redeemed by the Company at $.01 per Right prior to the earliest of (i) the Shares Acquisition Date, (ii) a Change of Control, or (iii) the Final Expiration Date of the Rights.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

          c.   Exhibits

               4.1 Rights Agreement, dated as of December 4, 1996, between NPS Pharmaceuticals, Inc. and American Stock Transfer & Trust, Inc., with Exhibit A, Form of Certificate of Designation of Series A Junior Participating Preferred Stock; Exhibit B, Form of Right Certificate; and Exhibit C, Summary of Rights to Purchase Shares of Preferred Stock.

               99.1* Amendment Agreement between SmithKline Beecham Corporation and NPS Pharmaceuticals, Inc. dated October 28, 1996.


          *Confidential Treatment Requested


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NPS PHARMACEUTICALS, INC.

                                  /s/ James U. Jensen
Date:     December 19, 1996       --------------------------------------------
                                   James U. Jensen, Vice President
SEC\8k.nov


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                                INDEX TO EXHIBITS


                                                               Sequentially
      Exhibit Number              Description                  Numbered Page
      --------------              -----------                  -------------

           4.1         Rights Agreement, dated as of December
                       4, 1996, between NPS Pharmaceuticals,
                       Inc. and American Stock Transfer &
                       Trust, Inc., with Exhibit A, Form of
                       Certificate of Designation of Series A Junior Participating Preferred Stock; Exhibit B, Form of Right Certificate; and Exhibit C, Summary of Rights to Purchase Shares of Preferred Stock.

           99.1*       Amendment Agreement between
                       SmithKline Beecham Corporation and
                       NPS Pharmaceuticals, Inc., dated
                       October 28, 1996.


*CONFIDENTIAL TREATMENT REQUESTED